Assets held for sale	9 Months Ended
Sep. 30, 2025
Assets Held For Sale
Assets held for sale
6.	Assets held for sale

During the three-month period ended September 30, 2025, management made the decision to sell a heating, ventilation, and air conditioning (HVAC) system and an Ethanol Recovery System (ERS) by December 31, 2025 due to underutilization. Management has received a purchase offer of $250 for the ERS and is actively searching for a buyer for the HVAC. Both sales are expected to occur in the fourth quarter of 2025.

Refer to note 7 for information about assets that were classified as held for sale as at September 30, 2025

COSCIENS Biopharma Inc. (formerly Aeterna Zentaris Inc.)

Notes to the Condensed Interim Consolidated Financial Statements

As of September 30, 2025, and for the three months ended September 30, 2025, and 2024

(In thousands of US dollars, except share and per share data and as otherwise noted)

(Unaudited)